SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) March 27, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
             Servicing Agreement, dated as of March 1, 1997,
              providing for the issuance of Home Equity Loan
               Pass-Through Certificates, Series 1997-HE1)


                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)


        New Jersey                33-5042              21-0627285
-----------------------------------------------------------------------
(State or other jurisdiction    (Commission         (I.R.S. Employer
      of incorporation)         File Number)       Identification No.)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)



    Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.

On March 27, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its Home Equity Loan Pass-Through Certificates, Series 1997-HE1 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one-to-four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated March 24, 1997.

The original principal balance of each Class of the Certificates is as follows:


                Class A1      $74,615,000.00
                Class A2      $47,808,000.00
                Class A3      $14,187,000.00
                Class A4      $15,866,000.00
                Class A5      $30,000,000.00
                Class R1             $500.00
                Class R2             $500.00
                Class M        $5,439,000.00
                Class B1       $3,956,000.00
                Class B2       $2,473,000.00
                Class B3       $1,286,000.00
                Class B4         $395,000.00
                Class B5       $1,781,059.60
                Class S                (1)
                              --------------
                Total        $197,807,059.60


(1) The Class S has an original Notional Principal Balance equal to $197,807,059.60.

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 7.75% and 92.25%, respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount as of the initial issuance of the Certificates are $50,000, $5,934,212 and $1,978,071, respectively, representing approximately 0.025%, 3.000% and 1.000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of March 1, 1997 (the "Cut-off Date").

The Company has agreed to sell the Class R1 and Class R2
Certificates to Salomon Brothers Inc and will make a payment with respect to such Certificates in the amount of $75,000.00.

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 97.85% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 2.15% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

      The Mortgage Rates borne by the Mortgage Loans range from approximately 7.800% to 16.450% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.693% per annum. The original principal balances of the Mortgage Loans range from approximately $5,000 to $410,000 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $62,144.85 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is September 1988, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is February 2027. All of the Mortgage Loans have original terms to maturity of approximately 20 months to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 20 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 214 months. Approximately 34.50% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 178 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 3.46% to 90.00%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 67.36%. The Second-Lien Combined Loan-to-Value of the second-lien Mortgages at origination range from approximately 23.82% to 89.83%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 69.96%. No more than approximately 0.50% of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

      No more than approximately 2.36% of the Mortgage Loans have been originated under the NIV program. Approximately 11.40% of the Mortgage Loans will be "Consumer Direct" loans originated by the Company with borrowers who currently have loans serviced by the Company. In addition, no more than approximately 6.31% of the Mortgage Loans have been originated under the Streamlined Portfolio program.

      Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :

                     Cut-off Date Principal Balances


                                                             Percentage
                                                                     of
                                                           Cut-Off Date
                              Number of       Cut-off Date    Aggregate
Range of Cut-Off Date          Mortgage          Principal    Principal
Principal Balances                Loans            Balance      Balance
------------------                -----            -------      -------
$    00.00 -   10,000.00             58        $493,559.19        0.25%
 10,000.01 -   20,000.00            332      $5,300,669.68        2.68%
 20,000.01 -   30,000.00            399     $10,283,221.32        5.20%
 30,000.01 -   40,000.00            373     $13,303,960.42        6.73%
 40,000.01 -   50,000.00            383     $17,413,926.02        8.80%
 50,000.01 -   60,000.00            331     $18,353,078.03        9.28%
 60,000.01 -   75,000.00            384     $25,914,740.76       13.10%
 75,000.01 - 100,000.00             456     $39,596,784.94       20.02%
 100,000.01 - 150,000.00            332     $39,564,277.22       20.00%
 150,000.01 - 200,000.00             85     $14,544,520.46        7.35%
 200,000.01 - 250,000.00             30      $6,689,487.56        3.38%
 250,000.01 - 300,000.00             10      $2,744,138.59        1.39%
 300,000.01 - 350,000.00              5      $1,663,526.81        0.84%
 350,000.01 - 400,000.00              3      $1,127,500.00        0.57%
 400,000.01+                          2        $813,668.60        0.41%
   Total                          3,183    $197,807,059.60      100.00%

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        6

                              Mortgage Rates



                                                             Percentage
                                                                     of
                                                           Cut-Off Date
Range of            Number of                Principal        Principal
Mortgage Rates      Mortgage Loans             Balance          Balance
--------------      --------------             -------          -------
  7.501 -  8.000           4               $645,499.55            0.33%
  8.001 -  8.500         165            $12,710,381.31            6.43%
  8.501 -  9.000         602            $45,659,607.30           23.08%
  9.001 -  9.500         562            $39,264,398.34           19.85%
  9.501 - 10.000         840            $47,529,403.03           24.03%
 10.001 - 10.500         470            $21,740,938.64           10.98%
 10.501 - 11.000         240            $13,889,478.80            7.02%
 11.001 - 11.500         118             $6,181,919.85            3.13%
 11.501 - 12.000          65             $3,962,291.18            2.00%
 12.001 - 12.500          28             $1,930,367.97            0.98%
 12.501 - 13.000          30             $1,787,313.23            0.90%
 13.001 - 13.500          13               $634,926.64            0.32%
 13.501 - 14.000          18               $874,382.79            0.44%
 14.001 - 15.000          18               $665,601.19            0.34%
 15.001 & Above           10               $330,549.78            0.17%
Total                  3,183           $197,807,059.60          100.00%

             Geographic Distribution of Mortgaged Properties

                                                     Percentage of Cut-off
                   Number of      Cut-off Date       Date Aggregate
   State        Mortgage Loans  Principal Balance    Principal Balance
   -----        --------------  -----------------    -----------------

Alabama                107         $4,669,663.96           2.36%
Arizona                 27         $1,043,109.25           0.53%
Arkansas                 8           $585,725.68           0.30%
California              77         $6,384,848.53           3.23%
Colorado                59         $4,171,011.58           2.11%
Connecticut             85         $6,537,769.59           3.31%
District of Columbia    61         $4,785,448.50           2.42%
Delaware                18         $1,203,682.22           0.61%
Florida                349        $17,707,357.94           8.95%
Georgia                 73         $3,650,905.93           1.85%
Hawaii                   2           $269,558.20           0.14%
Idaho                   13           $710,544.50           0.36%
Illinois               201        $13,061,529.83           6.60%
Indiana                 61         $3,754,267.70           1.90%
Iowa                     7           $413,936.84           0.21%
Kansas                   5           $302,780.78           0.15%
Kentucky                16           $906,507.35           0.46%
Louisiana               19           $947,038.80           0.48%
Maine                    6           $313,153.27           0.16%
Massachusetts          111         $8,293,344.40           4.19%
Maryland               197        $13,722,304.76           6.94%
Michigan                63         $2,951,826.90           1.49%
Minnesota               20           $718,881.59           0.36%
Mississippi              6           $199,158.29           0.10%
Missouri                49         $2,800,483.04           1.42%
Montana                  1            $34,967.76           0.02%
North Carolina         265        $14,136,560.52           7.15%
Nebraska                 4           $195,648.10           0.10%
New Hampshire           11           $751,751.36           0.38%
New Jersey             182        $13,702,403.49           6.93%
New Mexico              85         $3,652,543.87           1.85%
Nevada                  11           $402,158.14           0.20%
New York               250        $20,717,923.62          10.47%
Ohio                   176        $12,168,370.12           6.15%
Oklahoma                12           $411,587.52           0.21%
Oregon                  44         $2,494,222.77           1.26%
Pennsylvania           122         $8,084,014.25           4.09%
Rhode Island            37         $1,909,846.13           0.97%
South Carolina          87         $3,722,283.57           1.88%
Tennessee               33         $1,502,585.50           0.76%
Texas                    1           $103,976.21           0.05%
Utah                    54         $3,194,864.58           1.62%
Virginia               102         $6,295,671.25           3.18%
Vermont                  1            $29,746.85           0.02%
Washington              45         $2,666,023.81           1.35%
Wisconsin                9           $526,434.54           0.27%
West Virginia            2           $234,163.83           0.12%
Wyoming                  9           $764,472.38           0.39%
           Total     3,183       $197,807,059.60         100.00%

                        Priority of Mortgage Loans
                                                         Percentage of Cut-off
                      Number of        Cut-off Date      Date Aggregate
   Priority         Mortgage Loans   Principal Balance   Principal Balance
   --------         --------------   -----------------   -----------------
First-priority        2,297           $170,860,211.48        86.38%
Second-priority         886            $26,946,848.12        13.62%
             Total    3,183           $197,807,059.60       100.00%


                           Year of Origination

                                                         Percentage of Cut-off
    Year of           Number of        Cut-off Date      Date Aggregate
  Origination       Mortgage Loans   Principal Balance   Principal Balance
  -----------      --------------   -----------------    -----------------
    1997              1,400             $83,656,092.48         42.29%
    1996              1,756            $112,180,273.36         56.71%
    1995                 15              $1,066,014.17          0.54%
    1994                  7                $700,601.99          0.35%
    1993                  3                $103,133.34          0.05%
    1992                  1                 $69,146.20          0.03%
    1988                  1                 $31,798.06          0.02%
              Total   3,183            $197,807,059.60        100.00%


        Months Remaining to Stated Maturity as of the Cut-off Date

Number of Months                                         Percentage of Cut-off
Remaining to         Number of        Cut-off Date       Date Aggregate
Stated Maturity    Mortgage Loans   Principal Balance    Principal Balance
---------------    --------------   -----------------    -----------------
   0 - 35                1                $62,400.00          0.03%
  36 - 59               57             $1,053,419.99          0.53%
  60 - 83               26               $736,764.21          0.37%
  84 - 107               8               $470,657.75          0.24%
 108 - 131             255             $7,379,769.61          3.73%
 132 - 155              25             $1,716,334.26          0.87%
 156 - 179           1,305            $82,023,958.94         41.47%
 180 - 239             980            $63,154,507.19         31.93%
 240 - 360             526            $41,209,247.65         20.83%
             Total   3,183           $197,807,059.60        100.00%

                      Types of Mortgaged Properties


                                                         Percentage of Cut-off
                   Number of        Cut-off Date         Date Aggregate
Property Type      Mortgage Loans   Principal Balance    Principal Balance
-------------      --------------   -----------------    -----------------
Single-family
 detached (1)             2,814       $173,908,433.94         87.92%
Single-family
 attached                   166         $9,130,735.13          4.62%
2 - 4 Units                 171        $13,478,543.03          6.81%
Condo                        32         $1,289,347.50          0.65%
                Total     3,183       $197,807,059.60        100.00%

(1) Approximately 0.68% of the single-family detached units will be manufactured homes.

                     Use of Mortgaged Properties (1)

                                                         Percentage of Cut-off
                   Number of        Cut-off Date         Date Aggregate
  Use              Mortgage Loans   Principal Balance    Principal Balance
  ---              --------------   -----------------    -----------------
Primary residence      3,036         $190,050,502.26          96.08%
Non-primary
 residence(2)            147           $7,756,557.34           3.92%
             Total     3,183         $197,807,059.60         100.00%

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.

                             Second-Lien
                   Combined Loan-to-Value Ratio (1) (2)
                     (for Second-Lien Mortgage Loans)

                                                         Percentage of Cut-off
                   Number of                             Date Aggregate
Range of           Mortgage Loans                        Principal Balance
Combined Loan-     in a Second-     Cut-off Date         in a Second-
to-Value Ratios    Lien Position    Principal Balance    Lien Position
---------------    -------------    -----------------    -------------
20.01 - 30.00                 3           $71,266.74           0.26%
30.01 - 40.00                26          $955,402.26           3.55%
40.01 - 50.00                44        $1,231,170.95           4.57%
50.01 - 60.00                67        $2,285,923.99           8.48%
60.01 - 70.00               177        $5,718,581.37          21.22%
70.01 - 75.00               143        $4,511,830.54          16.74%
75.01 - 80.00               413       $11,713,419.02          43.47%
80.01 - 85.00                11          $381,368.78           1.42%
85.01 - 90.00                 2           $77,884.47           0.29%
                Total       886       $26,946,848.12         100.00%


(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage
    Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 69.96%.

                 Home Equity Loan-to-Value Ratio (1) (2)

Range of Home                                          Percentage of Cut-off
Equity Loan        Number of        Cut-off Date       Date Aggregate
to Value Ratios    Mortgage Loans   Principal Balance  Principal Balance
---------------    --------------   -----------------  -----------------
  0.00 - 10.00%             101       $1,693,750.58          0.86%
 10.01 - 20.00              454      $12,431,934.91          6.28%
 20.01 - 30.00              243       $8,179,104.01          4.13%
 30.01 - 40.00              140       $5,879,036.82          2.97%
 40.01 - 50.00              141       $7,320,025.54          3.70%
 50.01 - 60.00              160       $9,660,565.76          4.88%
 60.01 - 70.00              362      $24,887,382.56         12.58%
 70.01 - 75.00              229      $19,048,561.73          9.63%
 75.01 - 80.00            1,085      $85,282,355.57         43.11%
 80.01 - 85.00              216      $18,639,189.89          9.42%
 85.01 - 90.00               52       $4,785,152.23          2.42%
                Total     3,183     $197,807,059.60        100.00%

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value
    (or, with respect to approximately 4.30% of the Mortgage
    Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 67.36%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 74.27% and 23.52%, respectively.

                      Home Equity Loan Ratio (1) (2)
                     (for second-lien Mortgage Loans)


                                                         Percentage of Cut-off
                   Number of                             Date Aggregate
Range of Home      Mortgage Loans                        Principal Balance
Equity Loan        in a Second-     Cut-off Date         of Mortgage
Ratios             Lien Position    Principal Balance    Loans
-------------      -------------    -----------------    ---------------------
  0.00 - 10.00%              34         $404,259.62            1.50%
 10.01 - 20.00%             241       $5,387,478.10           19.99%
 20.01 - 30.00%             299       $8,612,260.44           31.96%
 30.01 - 40.00%             150       $5,338,422.75           19.81%
 40.01 - 50.00%              67       $2,718,322.71           10.09%
 50.01 - 60.00%              37       $1,320,303.56            4.90%
 60.01 - 70.00%              22       $1,028,110.73            3.82%
 70.01 - 75.00%              10         $406,331.11            1.51%
 75.01 - 80.00%               6         $272,583.68            1.01%
 80.01 - 85.00%               9         $706,344.93            2.62%
 85.01 - 90.00%               7         $497,389.00            1.85%
 90.01 - 93.00%               4         $255,041.49            0.95%
                 Total       886     $26,946,848.12          100.00%

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien mortgage loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 34.28%.

                                Loan Type

                                                         Percentage of Cut-off
                   Number of        Cut-off Date         Date Aggregate
  Type             Mortgage Loans   Principal Balance    Principal Balance
  ----             --------------   -----------------    -----------------
Fully amortizing          2,404      $129,569,913.33           65.50%
Balloon                     779       $68,237,146.27           34.50%
                Total     3,183      $197,807,059.60          100.00%

        Months Remaining to Stated Maturity as of the Cut-off Date
                           (for Balloon Loans)

Number of
Months                                                   Percentage of
Remaining                                                Cut-off
to Stated          Number of                             Date Aggregate
Maturity as of     Balloon          Cut-off Date         Principal Balance
Cut-Off Date       Mortgage Loans   Principal Balance    of Balloon Loans
------------       --------------   -----------------    -----------------
  0 - 35                   1             $62,400.00            0.09%
109 - 132                  1             $69,146.20            0.10%
133 - 156                  3            $385,717.79            0.57%
157 - 180                774         $67,719,882.28           99.24%
          Total          779         $68,237,146.27          100.00%

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS



1.1   The Underwriting Agreement for the Series 1997-HE1
      Certificates dated March 24, 1997, as modified and supplement by the related terms agreement dated March 24, 1997, between GE Capital Mortgage Services, Inc., and
      Salomon Brothers Inc and Morgan Stanley & Co. Incorporated.

4.1   The Pooling and Servicing Agreement for the Series 1997-HE1
      Certificates dated as of March 1, 1997 between GE Capital
      Mortgage Services, Inc., as seller and servicer, and The
      First National Bank of Chicago, as trustee.

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:  /s/ Syed W. Ali
                                     ------------------------
                                  Name:   Syed W. Ali
                                  Title:  Vice President







Dated as of March 27, 1997

                                SIGNATURES



        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  GE Capital Mortgage Services, Inc.




                                  By:
                                     ------------------------
                                  Name:   Syed W. Ali
                                  Title:  Vice President







Dated as of March 27, 1997

EXHIBIT INDEX


The exhibits are being filed herewith:

---------------------------------------------------------------------------
   EXHIBIT NO.                DESCRIPTION                  PAGE
---------------------------------------------------------------------------

       1.1       The Underwriting Agreement dated
                 March 24, 1997, as modified and
                 supplemented by the related terms
                 agreement dated March 24, 1997
                 between GE Capital Mortgage
                 Services, Inc., and Salomon Brothers
                 Inc and Morgan Stanley & Co.
                 Incorporated.

       4.1       The Pooling and Servicing
                 Agreement for the Series 1997-HE1
                 Certificates dated as of March 1,
                 1997 between GE Capital Mortgage
                 Services, Inc., as seller and servicer,
                 and The First National Bank of
                 Chicago, as trustee.
---------------------------------------------------------------------------

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